UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.
February 17, 2015

Dear Fellow Shareholder:

The Matrix Advisors Value Fund posted a gain of +3.20% for the fourth quarter, ending a solid but volatile year for the market. For the calendar year, the fund rose +12.43%. These results were modestly behind the S&P 500’s increase in the fourth quarter of +4.93%, and full calendar year gain of +13.69%.

Disclosure Note:

For your information, for the period ended December 31, 2014, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 12.43%, 11.19%, 5.22% and 8.18%, respectively. For the same periods the returns for the S&P 500 Index were 13.69%, 15.45%, 7.67% and 8.19%.

Gross Expense Ratio:	1.15%
Net Expense Ratio:	0.99%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

**The Advisor has contractually agreed to reduce fees through 10/31/15.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/14 was $63.46.

The Fund posted a strong quarter of positive absolute returns and finished the full year with solid double digit gains, meeting our expectations for the year. Though we were disappointed to fall short of the S&P 500’s return for the year, due to our overweight in the Energy Sector versus the benchmark, we were happy to deliver another strong year of performance following 2013’s market beating results.

As we discuss in the following commentary, while we do expect continued bumps and stock market volatility in the upcoming year, we believe the Fund should be well positioned when seeking to add to its solid gains of 2013 and 2014.

MATRIX ADVISORS
VALUE FUND, INC.
While the Fund added on to its strong gains of 2013, we achieved them in a very tax efficient manner and did not have any realized capital gains for the year. As a result, no capital gains were distributed. We enter 2015 with additional Tax Loss Carry Forwards that we realized in in past years, and we hope to use them to offset potential realized gains in 2015.

Matrix partners and associated have meaningful investments in the Fund and our financial interests are directly aligned with our shareholders. We take great pride in the Fund and will continue to strive to make it a strong investment vehicle for all shareholders. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2015.

Sincerely,

David A. Katz, CFA
Fund Manager

MATRIX ADVISORS
VALUE FUND, INC.
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

Purchasing Managers’ Indices (PMI) are economic indicators derived from monthly surveys of private sector companies.

Thomson Reuters/University of Michigan Consumer Sentiment Index is a consumer confidence index published monthly by the University of Michigan and Thomson Reuters.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings per share (EPS) is the monetary value of earnings per outstanding share of common stock for a company.

Cash flow is the amount of actual cash generated by the business, taking into account its profitability, depreciation, goodwill and other non-cash expenses, one-time charges, and timing effects.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

Earnings growth is not a measure of the Fund’s future performance.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2014 Annual Review

The bull market in U.S. stocks and high quality bonds continued in the fourth quarter. The Dow Jones Industrial Average (DJIA) broke through 18,000 for the first time. U.S. Treasury Bonds also rallied, in spite of stronger U.S. economic data, due to a combination of their relative yield advantage over comparable quality European government bonds, the strength of the dollar and their historic “safe haven” appeal. The S&P 500 also reached record levels and closed at 2,058.90, up 4.93% for the quarter and 13.69% for the full year. It was the eighth consecutive quarter of positive returns for the S&P 500, the longest streak of positive returns since the mid-1990’s, when it rose for fourteen consecutive quarters between Q1 1995 and Q2 1998.

Quarterly and 2014 Overview

The Matrix Advisors Value Fund had another strong quarter and finished the full year of 2014 with positive absolute returns. While we were happy with the year’s solid results, we were disappointed that our overweighting in Energy contributed to our falling short of the S&P 500’s return for the quarter and year.

2014 was a volatile year for the stock market, with five periods of market decline and recovery, two of which occurred in the fourth quarter. The fourth quarter began in the midst of the year’s worst correction brought on by recurring concerns of slow global growth/recession fears and was fanned by a media-hyped Ebola panic. The stock market found its footing in mid-October once companies began reporting their third quarter earnings results. With a few notable exceptions, company quarterly profit reports met or exceeded analysts’ expectations, and more importantly, the guidance for the coming year was also encouraging. The recovery rally’s momentum was further fueled in late November when The Peoples Bank of China cut interest rates for the first time since 2012 and the President of the European Central Bank said “The bank is ready to expand its stimulus programs if inflation fails to show signs of quickly returning to the bank’s target.” (WSJ Weekend Edition 11/22-11/23).

Speaking of fuel, by far the number one economic story of the quarter and year was the collapse in U.S. oil prices from a high point of $107.26 per barrel on June 20, to $53.27 at year-end. That collapse eventually precipitated another sharp drop in stock prices in early December (nearly 900 points in the DJIA between December 5th and December 16th) as the optimistic view (which we share) that lower energy prices would provide a significant positive stimulus for much of the global economy morphed into pessimism. The focus of the negativity was that the rapid decline in oil prices reflected deteriorating global economic growth prospects and could possibly trigger defaults from major oil producing countries including Russia and Venezuela, along with earnings problems for companies that produce crude oil and service the Energy sector. With oil prices down so dramatically since late June, analysts and the media began questioning whether it was just a problem of oversupply or also a problem of demand. The mid-December correction ended when the minutes of the Federal Reserve were published reassuring investors that it would wait for evidence of sustainable faster economic growth before raising interest rates.

MATRIX ADVISORS
VALUE FUND, INC.
We believe that evidence of accelerating economic growth, particularly in the United States, is abundant. Prior to the recent collapse in the price of oil, the consensus view was that the U.S. economy is the healthiest of the major developed economies, growing at about 3% and possibly accelerating. Recent data suggests that it is still the case today. Employment is growing, retail sales are strong, and housing is stable. The year’s final Thomson Reuters/University of Michigan Consumer Sentiment Index reported in December was at its highest level since January 2007. Low energy prices are fueling a rebound in industrial and manufacturing businesses. The Purchasing Managers Index showed the best yearly reading since the first full year after the 2007-2009 recession, and the final reading on third quarter gross domestic product (“GDP”) was revised up 1.1% to 5%, the strongest quarter in 11 years.

Through a Glass Clearly: Reviewing our Predictions for 2014

We were pleased that we were again on target for the majority of our predictions for the past year.

Our U.S. Economic outlooks, predictions of Fed actions, and the stock market’s continued focus on fundamentals, healthy gains and a return to volatility all came to pass.

We did not anticipate the Russia/Ukraine situation which led to Europe re-entering a recession. While this did not derail thinking on the global economic recovery, it did throw a monkey wrench into the U.S. Fixed Income markets as bond yields took their lead from European Central Bankers’ actions which lowered worldwide bond yields, rather than the Fed’s actions or the U.S. recovery’s implications for fixed income instruments.

Batter Up: Our Fearless Predictions for 2015

In 2015, we expect a continuation of many of last year’s trends. We look for a continued healthy U.S. recovery with continued progress on job growth, and for housing to be neutral to modestly positive. While the crash in oil prices will lead to pain in the oil patch, we think it will have a positive net impact on the U.S. economy, and much of the global economy, as lower oil prices will have a significant positive impact on consumers’ pocketbooks and lower the cost of doing business in many areas of the economy. As an aside, it is easy to get caught up in the negativity of lower energy prices, but the reality is, that oil is approximately 10% of the U.S. economy, which means 90% is positively affected by the lower cost of doing business.

In terms of oil, we think market sentiment has become way too bearish, and that economic forces (changes in supply and demand at these new lower prices), coupled with some possible OPEC actions or other unanticipated Geopolitical factors should result in oil prices ending the year significantly above current prices.

We expect the Fed to slowly begin raising rates sometime in 2015, and believe that this along with the improved U.S. economy may result in bond yields moving higher (and bond prices moving lower). The speed and magnitude of these increases could, however, be tempered by the European Central Bank’s actions as U.S. bond yields should be attractive and attract global capital compared to the near zero rates offered by many European fixed income instruments.

Overall, we think the International Economy should be favorable with pockets of healthy growth coming out of Asia, offset by weak economic trends out of Europe. Russia will likely continue in its recession, but that has already been factored into companies’ global outlooks. Lower oil prices will give an unanticipated dividend (sharply lower costs) to many emerging markets, and will penalize oil exporting nations, causing significant hardship to Russia, Iran and Venezuela.

MATRIX ADVISORS
VALUE FUND, INC.
We look for positive returns for the U.S. stock market, most likely in line with historic averages and expect continued volatility with bouts of optimism and pessimism. While this volatility can be disconcerting, it is a normal part of equity investing and can (and does) occur during favorable stock market environments. Within the stock market we expect changes in sector leadership from last year: we are wary about the valuation levels of most Utility stocks, and expect better things from Energy and economically sensitive stocks, including Financials.

Fund Performance:

Semi-Annual Review

After a very strong first half to its calendar year, the Fund had a weak relative return in final six months of 2014. For the full calendar year, this left us modestly behind the S&P 500.

While most areas of the portfolio continue to have favorable business and stock price developments, our portfolio progress in the last six months of the year was negatively impacted by our overweight in Energy companies that sold off as a result of the sharp decline in oil prices. This resulted in negative comparisons for the first six months of our fiscal year as the Fund increased +1.47% vs. a gain for the S&P 500 of +6.12%.

As we discuss below, we are looking for a stabilization and eventual recovery in oil prices in the upcoming year. If and when this occurs, we would look for a recovery in the relative performance lag caused by the weak oil markets in upcoming periods.

We expand upon this discussion in our Quarterly and Annual Reviews below.

The Quarter and Year in Review

All portfolio sectors showed positive returns in the fourth quarter, with the exception of Energy, which was down over 10.5% and accounted for all of the relative underperformance versus the S&P 500. All of our holdings in the Energy sector are what we consider first rate companies with strong balance sheets and superior business positions, and that will be a significant long term competitive advantage as the pressure of lower oil prices takes its toll on less well capitalized companies. In the near-term, however, those attributes have not kept their stock prices from declining with the rest of the group.

We think that the price decline in oil is primarily an oversupply problem that will naturally abate as uneconomic drilling projects are shelved. The timing of when the price of oil hits bottom and finds equilibrium is uncertain, but the more quickly the price declines, the faster we will get there and the more dramatic the rebound is likely to be. We expect that the share prices of our Energy holdings will fully participate in the sector rebound when the price of oil recovers, something we believe should happen this year as the economic recovery accelerates.

Turning to the positive news this quarter, the best performing sector was Consumer Staples, led by CVS Health, which also had an outstanding 2014 and was up over 25% for the year. Technology and Health Care were the next two top performing sectors.

MATRIX ADVISORS
VALUE FUND, INC.
In Technology, TE Connectivity, Hewlett Packard, Cisco and Symantec were standout performers. The Health Care sector results were led by Zimmer, Hologic and Teva. The Consumer Discretionary, Financial Services and Materials & Processing sectors showed better than benchmark returns for the quarter, with the Producer Durables sector showing positive, but below benchmark returns.

For the full year, our best performing sectors were Health Care, Technology and Consumer Staples.

During the quarter we did not begin any new positions. Where cash was available, we added opportunistically to positions in Devon Energy, Eaton, Gilead, McDonald’s, Schlumberger, Symantec and Teradata. When appropriate, we modestly scaled back some of our bigger 2014 winners as the positions became oversized relative to our targeted position size.

As we begin a new year, we expect to see more volatility but look for a positive environment for the Fund. Economic fundamentals, particularly in the United States, remain strong. We believe that prices of high quality stocks are reasonable, and we expect earnings and dividends to increase this year. The major challenge for the market in 2015 may be how it reacts to an expected rise in interest rates. Longer term, higher interest rates should be manageable, reflecting stronger economic growth.

We believe the Matrix Advisors Value Fund is well positioned to weather a market pull-back and to perform well in the environment of healthy U.S. economic growth we envision.

As the stock market has just had two very strong years and ends 2014 at its all-time highs, we focus this quarter’s Ideas About Investing on the implications of the recent gains on the market for 2015.

We would like to take this opportunity to wish each and all of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and re-earning it, every day and in everything that we do for you.

Please call any of us at (212) 486-2004 or (800) 366-6223 with any questions. Best regards.

MATRIX ADVISORS
VALUE FUND, INC.
Ideas About Investing
A Quarterly Quest for Investment Enlightenment
December 31, 2014

Even after the U.S. stock market’s advances in 2013 and 2014, we believe there is still room for the market to move higher.

The media has been making hay in pointing out that the U.S. stock market is selling at all-time highs. Furthermore, any time the market has a sell-off (either a bad day or week), bearish strategists are paraded out to talk about a long overdue correction usually mentioning parallels to the two past stock market peaks of 2000 and 2007.

But does the fact that the indices have reached their highest levels ever tell us that the market is now overvalued? Is this leg of the Bull Market over?

It is certainly conceivable that events overseas could trigger a near-term pullback in the U.S. stock market. The offshore “yellow flags” include intensification of our engagement in the Middle East conflict, a sluggish Chinese economy (i.e. no reacceleration of growth), and a severe recession in Russia, with the consequent negative impact on the rest of the Eurozone.

To be sure, these “yellow flags” deserve to be watched carefully. However, we think the fact that the indices have reached new highs should not be the downside trigger. First, the indices have been hitting new highs regularly for the past 24 months. So, for the pundits who called for a downturn when the highs were reached in March of 2013, and every few months thereafter, this has been a very costly forecast, as stocks continued to move meaningfully higher.

Let’s analyze U.S. stock valuations. How do earnings and prices today compare to earnings and prices at prior market peaks? The table below provides some insight:

	S&P 500	S&P 500		10 YEAR U.S.	S&P 500
	INDEX	EARNINGS	P/E	TREASURY YIELD	DIVIDENDS
Dec. 31, 1999	1,469	$54.72	26.85
		(2000 EPS)	(2000 EPS)	6.44%	$16.29
Dec. 31, 2007	1,468	$84.59	17.35	4.02%	$28.39
		(2007 EPS)
		$113.07
Dec. 31, 2014	2,059	(2014 EPS	18.21	2.17%	$40.16
		estimated)
Change
(12/31/99 –	↑ 40%	↑ 107%	↓ 32%	↓ 66%	↑ 147%
12/31/14)
Source: Bloomberg. Earnings are represented by the reported income of the S&P 500 Index member companies. Stocks and bonds represent different asset classes subject to different risks and rewards. All investments contain risk and may lose value. Future economic activity may favor one asset class over another. Past performance is not a guarantee of future results.

MATRIX ADVISORS
VALUE FUND, INC.
Consider prices and earnings first. In the past 15 years, stock market investors have endured two dramatic Bear Markets: the “tech bubble burst of 2000” and the “credit crisis of 2008”. The two year-end S&P 500 Index values that preceded those declines were nearly identical at about 1470. On Dec. 31, 2014, the Index was up +40% from those earlier values. Yes, this is higher, but it is relatively anemic based on the amount of time in which it was achieved, and it pales relative to the +107% increase in the S&P 500’s underlying earnings over the same 15 year period.

The Index’s Price-to-Earnings (P/E) ratio on 12/31/2014 was 18.21. This is dramatically less than the level was in late 1999, and only modestly higher than the multiple was in late 2007. Therefore, while the S&P 500 is at an all-time high, because of the significant growth in earnings over this period, stocks are selling with P/E’s that are around their 80-plus year averages, and not at the upper end of their historic ranges as one might expect. In addition, the P/E for the Index, based on 2015 consensus estimates, is a more modest 16.28.

We believe that with inflation low and likely to remain so, P/E multiples have room to move modestly higher. Generally, the lower interest rates are, the higher P/E ratios have tended to be. So today’s average P/E ratios are much more attractive when compared to the historic low rates that bonds are offering.

Another way to put today’s market in perspective is that while stocks are 40% above the peak levels set in 2000 (which may prompt fear), their dividend payments to shareholders are 147% above what they were paying in 2000.

In summary, if any of the “yellow flags” become “red flags” we could certainly see some more volatility and short-term market retreats, but the underlying driving forces for the market are corporate earnings, cash flows and interest rates. And by those measures, we believe the U.S. stock market has the wherewithal to advance from here.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
December 31, 2014 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 99.6%

BANK (MONEY CENTER): 3.8%
46,000	JPMorgan Chase & Co.	$2,878,680

BANK (PROCESSING): 3.6%
34,000	State Street Corp.	2,669,000

BANK (REGIONAL): 3.3%
63,400	BB&T Corp.	2,465,626

BANK (SUPER REGIONAL): 3.8%
52,000	Wells Fargo & Co.	2,850,640

BEVERAGES: 2.3%
18,000	PepsiCo, Inc.	1,702,080

BIOTECHNOLOGY: 0.9%
7,300	Gilead Sciences, Inc. *	688,098

CHEMICALS: 3.0%
30,300	EI du Pont de Nemours & Co.	2,240,382

COMPUTER AND PERIPHERALS: 3.3%
61,000	Hewlett-Packard Co.	2,447,930

COMPUTER SOFTWARE AND SERVICES: 6.7%
53,000	Microsoft Corp.	2,461,850
48,200	Symantec Corp.	1,236,571
30,000	Teradata Corp. *	1,310,400
		5,008,821

DIVERSIFIED OPERATIONS: 2.9%
45,000	Johnson Controls, Inc.	2,175,300

DRUG (GENERIC): 3.1%
40,000	Teva Pharmaceutical Industries, Ltd. - ADR	2,300,400

DRUG STORE: 2.2%
17,400	CVS Health	1,675,794

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
December 31, 2014 (Unaudited) – Continued

SHARES		VALUE

ELECTRICAL COMPONENT: 3.5%
41,000	TE Connectivity Ltd.	$2,593,250

FINANCIAL SERVICES: 4.8%
11,800	American Express Co.	1,097,872
30,700	Capital One Financial Corp.	2,534,285
		3,632,157

HOUSEHOLD PRODUCTS: 3.2%
26,700	The Procter & Gamble Co.	2,432,103

INSURANCE (DIVERSIFIED): 3.6%
50,300	MetLife, Inc.	2,720,727

MACHINERY: 2.0%
16,300	Caterpillar, Inc.	1,491,939

MACHINERY - MISCELLANEOUS: 3.4%
38,000	Eaton Corp Plc	2,582,480

MEDICAL SUPPLIES: 9.6%
100,500	Hologic, Inc. *	2,687,370
19,500	Johnson & Johnson	2,039,115
22,200	Zimmer Holdings, Inc.	2,517,924
		7,244,409

OIL & GAS SERVICES: 3.2%
28,500	Schlumberger Ltd.	2,434,185

OIL/GAS (DOMESTIC): 3.4%
10,960	California Resources Corp. *	60,390
40,000	Devon Energy Corp.	2,448,400
		2,508,790

PETROLEUM (INTEGRATED): 2.7%
18,100	Chevron Corp.	2,030,458

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Schedule of Investments
December 31, 2014 (Unaudited) – Continued

SHARES		VALUE

PETROLEUM (PRODUCING): 5.3%
25,700	ConocoPhillips	$1,774,842
27,400	Occidental Petroleum Corp.	2,208,714
		3,983,556

PRECISION INSTRUMENTS: 2.6%
15,600	Thermo Fisher Scientific, Inc.	1,954,524

RESTAURANTS: 2.6%
21,000	McDonald’s Corp.	1,967,700

SECURITIES BROKERAGE: 4.1%
58,000	Morgan Stanley	2,250,400
27,600	The Charles Schwab Corp.	833,244
		3,083,644
SEMICONDUCTORS: 3.3%
33,500	QUALCOMM, Inc.	2,490,055

TELECOMMUNICATIONS (EQUIPMENT): 3.4%
92,000	Cisco Systems, Inc.	2,558,980

TOTAL COMMON STOCKS (Cost $50,287,616)		$74,811,708

SHORT TERM INVESTMENTS: 0.1%
108,626	Fidelity Institutional Money Market Portfolio	108,626

TOTAL SHORT TERM INVESTMENTS (Cost $108,626)		$108,626

TOTAL INVESTMENTS (Cost $50,396,242): 99.7%		74,920,334
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.3%		222,557
TOTAL NET ASSETS: 100.0%		$75,142,891

*	Non-Income Producing
ADR - American Depository Receipt.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Statement of Assets and Liabilities
At December 31, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (cost $50,396,242)	$74,920,334
Receivables:
Securities sold	610,098
Fund shares sold	15,646
Dividends and Interest	81,994
Prepaid expenses	11,469
Total assets	75,639,541

LIABILITIES:
Payables:
Due to Advisor	38,779
Investments purchased	371,801
Fund shares repurchased	9,315
Accrued expenses:
Professional Fees	33,656
Other expenses	43,099
Total liabilities	496,650

NET ASSETS	$75,142,891

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,184,084

Net Asset Value, Offering Price and Redemption Price Per Share	$63.46

COMPOSITION OF NET ASSETS
Paid-in capital	57,793,295
Distributions in excess of net investment income	(5,017)
Accumulated net realized loss on investments	(7,169,479)
Net unrealized appreciation on investments	24,524,092

Net assets	$75,142,891

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Statement of Operations
For the Period Ended December 31, 2014 (Unaudited)
INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $3,958)	$815,768
Interest income	7
Total income	815,775

EXPENSES
Advisory fees	288,212
Administration fees	48,035
Shareholder servicing and accounting fees	30,626
Professional fees	17,497
Federal and State registration fees	14,672
Custodian fees	11,102
Reports to shareholders	7,596
Directors’ fees and expenses	5,097
Other expenses	9,434
Total operating expenses	432,271
Less: Expense reimbursement by Advisor	(51,831)
Net expenses	380,440
Net investment income	435,335

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,553,371
Net change in net unrealized appreciation/depreciation on investments	(1,912,826)
Net realized and unrealized gain on investments	640,545
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,075,880

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	SIX MONTHS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	DECEMBER 31, 2014	JUNE 30, 2014
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$435,335	$929,437
Net realized gain on investments	2,553,371	6,790,693
Net change in net unrealized appreciation/depreciation on investments	(1,912,826)	11,501,729
Net increase in net assets resulting from operations	1,075,880	19,221,859

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(927,355)	(840,548)
Total distributions to shareholders	(927,355)	(840,548)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,598,654	25,727,247
Proceeds from reinvestment of distributions	809,530	749,306
Cost of shares redeemed	(9,416,860)	(24,516,774)
Redemption fees	131	1,170
Net increase (decrease) from capital share transactions	(6,008,545)	1,960,949
Total increase (decrease) in net assets	(5,860,020)	20,342,260

NET ASSETS
Beginning of period	81,002,911	60,660,651
End of period	$75,142,891	$81,002,911
Undistributed net investment income (distributions in excess of net investment income)	$(5,017)	$487,003

CHANGE IN SHARES
Shares outstanding, beginning of period	1,279,290	1,223,871
Shares sold	41,466	465,730
Shares issued on reinvestment of distributions	12,787	13,402
Shares redeemed	(149,459)	(423,713)
Shares outstanding, end of period	1,184,084	1,279,290

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Financial Highlights
For a capital share outstanding throughout each year

	SIX MONTHS
	ENDED
	DECEMBER 31,		YEARS ENDED JUNE 30,
	2014		2014		2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of year	$63.32		$49.56		$40.44	$44.29	$34.64	$32.04

Income (loss) from investment operations:
Net investment income	0.41		0.68 (a)		0.59 (a)	0.48	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.52		13.71		9.26	(3.99)	9.62	2.69
Total from investment operations	0.93		14.39		9.85	(3.51)	9.88	2.87

Less distributions:
Dividends from net investment income		(0.79)	(0.63)		(0.73)	(0.34)	(0.23)	(0.27)
Total distributions		(0.79)	(0.63)		(0.73)	(0.34)	(0.23)	(0.27)
Paid-in capital from redemption fees (Note 2)	0.00	(b)	0.00 (b)		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$63.46		$63.32		$49.56	$40.44	$44.29	$34.64
Total return	12.43	%(e)	29.20%		24.69%	(7.88)%	28.55%	8.87%

Ratios/supplemental data:
Net assets, end of year (millions)	$75.1		$81.0		$60.7	$75.6	$97.4	$82.8

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.12	%(d)	1.15%		1.18%	1.15%	1.16%	1.38%
After expense reimbursement	0.99	%(d)	0.99%		0.99%	0.99%	0.99%	0.99%
Interest expense	—		0.00%	(c)	—	—	—	—

Ratio of net investment income to average net assets:
Before expense reimbursement	1.00	%(d)	1.06%		1.18%	0.98%	0.42%	0.07%
After expense reimbursement	1.13	%(d)	1.22%		1.37%	1.14%	0.59%	0.46%
Portfolio turnover rate	3	%(e)	41%		15%	19%	25%	20%

(a) Calculated using the average shares method.
(b) Less than $0.01.
(c) Interest expense was less than 0.01%.
(d) Annualized.
(e) Not Annualized.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 – 2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2014, the Fund had no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $3,400,000, 5% of the gross market value of the Fund, or 33⅓% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the six months ended December 31, 2014, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occured that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding aquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Advisor is eligible to recover expenses waived after August 31, 2011, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the six months ended December 31, 2014, Matrix waived $51,831. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2014, the cumulative amount available for reimbursement that has been paid and/or waived is $419,418. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2015	2016	2017	2018
$135,059	$113,203	$119,325	$51,831

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2014, U.S. Bancorp Fund Services, LLC was paid $48,035, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Chief Compliance Officer (“CCO”) receives no compensation from the Fund for her services; however, the Administrator was paid $5,000 for the six months ended December 31, 2014 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2014, are as follows:
	Purchases	Sales
Common Stock	$ 2,359,413	$ 9,090,314

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$54,716,980
Gross tax unrealized appreciation	26,592,476
Gross tax unrealized depreciation	(250,327)
Net tax unrealized appreciation on investments	26,342,149
Undistributed ordinary income	487,003
Undistributed long-term capital gains	—
Total Distributable Earnings	487,003
Other accumulated losses	(9,628,081)
Total Accumulated Earnings/Losses	$17,201,071

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2014, the Fund has $9,628,081 of capital loss carryover, of which $8,130,057 expires June 30, 2018 and $1,498,024 expires June 30, 2017.

The tax character of distributions paid during the six months ended December 31, 2014 and fiscal year ended June 30, 2014 were as follows:

	December 31,
	2014	June 30, 2014
Distributions Paid From:
Ordinary Income*	$927,355	$840,548
Long-Term Capital Gain	$—	$—
	$927,355	$840,548

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2014. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period. Transfers between levels are recognized at December 31, 2014, the end of the reporting period.

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity
Common Stock*	$74,811,708	$—	$—	$74,811,708
Total Equity	$74,811,708	$—	$—	$74,811,708
Short-Term Investments	$108,626	$—	$—	$108,626
Total Investments in Securities	$74,920,334	$—	$—	$74,920,334

*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 27, 2014, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including a copy of its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited) Continued

1)	The nature, extent and quality of services provided by the Advisor to the Fund.

The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Investment Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors also considered the Advisor’s compliance program, including risk management, and the efforts of the Fund’s chief compliance officer and the Advisor’s continued retention of an outside compliance consultant. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2014. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (no-load funds without 12b-1 plans), and asset size. This peer group was compiled by the Fund’s administrator. The Independent Directors observed that the Fund outperformed the peer group median for the year-to-date, one-year and three-year periods, but lagged for the five-year and ten-year periods. The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor’s analysis of the Fund’s performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund’s performance and the Advisor’s commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Board considered the Fund’s advisory fee of 0.75% of the Fund’s average daily net assets and the Fund’s contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund’s average daily net assets. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; (ii) another mutual fund that is sub-advised by the Advisor; and (iii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited) Continued

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was at the median and below average among the peer group, and the Fund’s total expense ratio (net of fee waivers) of 0.99% was below both the median and the average among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund’s participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other advisory clients. While the Board noted that the fees the Advisor charges for the mutual fund it sub-advises is lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers such as U.S. Bancorp Fund Services, LLC. The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was slightly above the Fund’s advisory fee, primarily due to the differential in account size and the individual client service needs associated with separately managed accounts.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the fiscal years ended June 30, 2013 and June 30, 2014. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it would not enjoy until the Fund reached significantly higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

MATRIX ADVISORS
VALUE FUND, INC.
Additional Information (Unaudited) Continued

5)	Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund. The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors present at the meeting, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek	Semi-Annual Report
Robert M. Rosencrans
T. Michael Tucker
●
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
●
Custodian	MATRIX ADVISORS VALUE FUND, INC.
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
●
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
●
Administrator
U.S. Bancorp Fund Services, LLC
333 Thornall Street, 5C
Edison, NJ 08837
●
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP	December 31, 2014
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
●
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207	747 Third Avenue, 31st Floor
New York, NY 10017
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By   /s/ David A. Katz
        David A. Katz, President

Date  March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ David A. Katz
        David A. Katz, President

Date  March 6, 2015